Supplement to

CALVERT IMPACT FUND, INC.

Calvert Large Cap Growth Fund

Calvert Small Cap Fund

Calvert Global Alternative Energy Fund

Calvert Global Water Fund

Statement of Additional Information dated January 31, 2011, revised May 2, 2011

Date of Supplement: May 17, 2011

Under “Portfolio Manager Disclosure – Other Accounts Managed by Portfolio Managers of the Funds – Global Water” on page 40, below the chart provided for Jens Peers and Catherine Ryan of KBI, add the following:

KBI:

Matthew Sheldon, CFA

Accounts Managed other than Global Water as of April 30, 2011	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	5	1
Total Assets in Other Accounts Managed	$0	$633.9 million	$7.3 million
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Under “Portfolio Manager Disclosure – Potential Conflicts of Interest in Managing a Fund and Other Accounts – Global Alternative Energy and Global Water ” on page 41, delete the heading listing the portfolio managers and replace it with the following:

KBI:

Jens Peers, Treasa Ni Chonghaile, Catherine Ryan, Colm O’Connor and Matthew Sheldon

Under “Portfolio Manager Disclosure – Compensation of Portfolio Managers of the Funds – Global Alternative Energy and Global Water” on page 43, delete the heading listing the portfolio managers and replace it with the following:

KBI:

Jens Peers, Treasa Ni Chonghaile, Catherine Ryan, Colm O’Connor and Matthew Sheldon

In the chart under “Portfolio Manager Disclosure – Securities Ownership of Portfolio Managers of the Funds – Global Water” on page 44, below the information provided for Catherine Ryan, add the following information (column headings are included here for ease of reference):

Portfolio

	Firm	Name of Portfolio Manager	Portfolio Ownership
Global Water	KBI	Matthew Sheldon, CFA	None (as of April 30, 2011)